UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2014

BANKRATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35206	65-0423422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One, Suite 200

North Palm Beach, Florida 33408

(Address of principal executive offices)

(561) 630-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets.

On May 1, 2014, Bankrate, Inc. (“Bankrate”) completed the acquisition of Caring, Inc., a Delaware corporation (“Caring”), through the merger of a wholly owned subsidiary of Bankrate with and into Caring, with Caring continuing as the surviving corporation (the “Merger”).  Caring is a privately held company and the owner of Caring.com, a leading senior care resource for those seeking information and support as they care for aging family members and loved ones.  As a result of the Merger, Caring became a wholly owned subsidiary of Bankrate.  The total aggregate consideration paid to the former stockholders of Caring in connection with the transaction was approximately $54 million in cash, subject to adjustments.

Item 2.02Results of Operations and Financial Condition.

On May 7, 2014, Bankrate issued a press release announcing its financial and operating results for the first quarter of 2014. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Bankrate is furnishing the information contained in this Item 2.02, including Exhibit 99.1, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the U.S. Securities and Exchange Commission. This information shall not be deemed to be “filed” for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On May 7, 2014, Bankrate issued a press release announcing that it had acquired Caring, Inc.   A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference.

Bankrate is furnishing the information contained in this Item 7.01, including Exhibit 99.2, pursuant to “Item 7.01 Regulation FD Disclosure” of Form 8-K promulgated by the U.S. Securities and Exchange Commission This information shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(a)Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment of this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)Pro forma financial information.

The financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment of this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)Exhibits.

The following exhibits are furnished herewith:

99.1Press Release dated May 7, 2014

99.2Press Release dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/

Date: May 7, 2014	BANKRATE, INC.
	By:	/s/ Edward J. DiMaria
Edward J. DiMaria SVP, Chief Financial Officer